SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report  April 7, 1998
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


             1-3950                                 38-0549190
             ------                                 ----------
    (Commission File Number)              (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                  48121
 --------------------------------------                  -----
(Address of principal executive offices)               (Zip Code)



    Registrant's telephone number, including area code 313-322-3000
                                                       ------------


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                                   -2-

Item 2.  Acquisition or Disposition of Assets.
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     (a) On March 2, 1998, the Board of Directors of Ford Motor Company (the
"Company" or "Ford ") approved the spin-off of Associates First Capital Corporation ("The Associates") by declaring a dividend on Ford's outstanding shares of Common and Class B Stock consisting of Ford's 80.7% interest (279.5 million shares) in The Associates. The Board of Directors also declared a dividend in cash on shares of Company stock held in U.S. employee savings plans equal to the market value of The Associates stock to be distributed per share of the Company's Common and Class B Stock. Both the spin-off dividend and the cash dividend were paid on April 7, 1998 to stockholders of record on March 12, 1998.

     Holders of Ford Common and Class B Stock on the record date received
0.262085 shares of The Associates common stock for each share of Ford stock, and participants in U.S. employee savings plans who held Ford stock in such plans on the record date received $22.12 in cash per share of Ford stock, which amount was based on the volume-weighted average price of The Associates stock of $84.3849 per share on the New York Stock Exchange on April 7, 1998. The total value of the distribution (including the aggregate $3.2 billion cash dividend) was $26.8 billion or $22.12 per share of Ford stock.

     As a result of the spin-off of The Associates, Ford realized a gain of $15,955 million in first quarter 1998 based on the fair value of The Associates as of the record date, March 12, 1998. Ford has received a ruling from the U.S. Internal Revenue Service that the distribution qualifies as a tax-free transaction for U.S. federal income tax purposes. The Company's results in first quarter 1998 include Ford's share of The Associates' earnings through the March 12 record date ($177 million). Ford's consolidated balance sheet at March 31, 1998, included in its Current Report on Form 8-K dated April 16, 1998, does not include The Associates. "Other payables" includes a $3.2 billion dividend payable generated by the cash dividend to participants in U.S. employee savings plans.

     (b) Not Applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

     (a) Financial Statements of Business Acquired. Not Applicable.

     (b) Pro Forma Financial Information. Pro forma condensed statements of income of Ford and its consolidated subsidiaries for the year ended December 31, 1997 and the quarter ended March 31, 1998, reflecting Ford's results of operations without The Associates for those periods, are filed as exhibits.


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                                   -3-

     (c)  Exhibits.

Designation                  Description                      Method of Filing
-----------                  -----------                      ----------------

Exhibit 99.1      Pro Forma Condensed Consolidated        Filed with this Report
                  Statement of Income for the year
                  ended December 31, 1997

Exhibit 99.2      Pro Forma  Condensed Consolidated       Filed with this Report
                  Statement of Income for the
                  quarter ended March 31, 1998




                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      FORD MOTOR COMPANY
                                      (Registrant)



                                      By:/s/Peter Sherry, Jr.
                                         ------------------------
                                          Peter Sherry, Jr.
                                          Assistant Secretary
Date:  April 21, 1998




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                                   -4-


                                  EXHIBIT INDEX
                                  -------------

Designation                      Description                             Page
-----------                      -----------                             ----

Exhibit 99.1            Pro Forma Condensed Consolidated
                        Statement of Income for the year
                        ended December 31, 1997

Exhibit 99.2            Pro Forma Condensed Consolidated
                        Statement of Income for the
                        quarter ended March 31, 1998


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